DLA Piper LLP (US) 4365 Executive Drive, Suite 1100 San Diego, California 92121-2133 www.dlapiper.com Michael S. Kagnoff michael.kagnoff@dlapiper.com T 858.638.6722 F 858.638.5122

May 13, 2010

Celia A. Soehner

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street NE

Washington, D.C. 20549

Re:	GenMark Diagnostics

Amendment No. 1 to the Registration Statement on Form S-1

Filed April 20, 2010

File No. 333-165562

Dear Ms. Soehner:

This letter responds to the letter of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), dated May 7, 2010, to Jon Faiz Kayyem, President and Chief Executive Officer of GenMark Diagnostics, Inc. (“GenMark”) regarding Amendment No. 1 to the Form S-1, File No. 333-165562 (the “Registration Statement”), filed by the Company on April 20, 2010. As used in this letter, the “Company” refers to GenMark and its predecessor Osmetech plc (“Osmetech”), on a consolidated basis.

This letter sets forth the comment of the Staff in the comment letter (numbered in accordance with the comment letter) and, following the comment, sets forth the Company’s response. We are enclosing a copy of Amendment No. 2 to the Registration Statement, together with a copy that is marked to show the changes from the initial filing.

1.	We note from your response to prior comments 19 and 39 that you will (or may need to) make changes to the filing in a subsequent amendment. Please ensure that the requested disclosures are provided in a future amendment prior to the planned effectiveness of your Form S- 1 registration statement. Please note that we are deferring our review of those comments until the disclosures have been provided.

Response: Pursuant to the Staff’s comment, we have provided the applicable disclosures.

Prospectus Summary, page 1

1.	We reissue prior comment 5, as you continue to use technical terms or acronyms that are not defined at the time of first use. We note as one example your reference to EGFR therapy on page 5.

Response: Pursuant to the Staff’s comment, we have revised page 5 accordingly. We believe all technical terms and acronyms are defined at the time of first use.

Market Opportunities and Limitations of Current Technologies, page 3

May 13, 2010

Page Two

2.	We note your response to prior comments 6 and 8.

•	Please provide us a complete copy of the L.E.K. market research report and the full report of the statistics provided by Kalorama Information 2009.

•	Please disclose that you paid L.E.K for market research information that appears in your registration statement.

•	It is unclear how the supplemental information provided supports to the market opportunity data that appears on page 5. Please advise.

•

Please balance your disclosure on page 55 to clarify that your target market for molecular diagnostic testing of infectious diseases in the United States was estimated to be a fraction of the $1.1 billion figure that you cite.

•

It appears that the supplemental material provided in response to the cystic fibrosis market disclosure on page 59 is applicable to the molecular clinical diagnostics market in general and not to the cystic fibrosis diagnostics market specifically. Please advise, or revise your disclosure accordingly.

We may have further comment once you have provided the additional information that you represented in your supplemental letter would be provided, as well as the information requested here.

Response: Pursuant to the Staff’s comment, we are providing a copy of the L.E.K. market research report and Kalorama information on a supplemental basis. We have revised page ii of the prospectus to disclose that that Company has paid for certain market research information, including the information provided by L.E.K. which appears in the prospectus. We have also revised page 57 of the prospectus to state that our target market for molecular diagnostics testing of infectious diseases is the small and emerging multiplex diagnostic segment of this market.

With respect to the supplemental material previously provided:

•

With respect to the supplemental data provided for the support of the market data on page 5 of the prospectus, the row entitled “Number of U.S. orgs” adds up to over 5,000 reference labs and hospitals which constitute the Company’s target user base.

•

With respect to the supplemental data provided for in support of the cystic fibrosis market disclosure on page 59 of the prospectus, the supplemental data is listed under the “CF Segment” of the molecular diagnostics market, or the cystic fibrosis market, and is applicable only to the cystic fibrosis market.

Legislative or regulatory healthcare reforms may make it more difficult, page 19

May 13, 2010

Page Three

3.	Please expand the second paragraph under this section to address the medical device excise tax disclosure you have added at the top of page 75.

Response: Pursuant to the Staff’s comment, we have expanded our disclosure on page 20 of the prospectus accordingly.

Critical Accounting Policies and Significant Judgments and Estimates, page 44

Share Based Compensation, page 44

4.	Please refer to prior comment 22. We note your response and revised disclosure that the board of directors determined the fair value of the common stock to be the equivalent of the closing price of your common stock on the Alternative Investment Market of the London Stock Exchange. Please provide us a chronological listing of each common stock, common stock option and warrant issuance for the most recent fiscal year ended December 31, 2009 and subsequent interim period which details the closing price of your common stock on the Alternative Investment Market and the corresponding exercise or sales price of the instrument in both United States Dollars and Great Britain Pounds on a pre and post share exchange basis. Discuss any significant factors contributing to the difference between the closing price and exercise or sales price of the instrument.

As requested by the Staff, we are providing on a supplemental basis the chronological analysis comparing the prices for which common stock, stock options and stock warrants were issued at compared to the AIM closing price of Osmetech plc stock on the same day. As reflected in the Company’s analysis, most existing options display less than one one-hundredth of a pence difference between the closing price and the issuance price due to rounding. The three differences worth highlighting for the Staff are as follows:

•

Stock options covering 40,450,000 shares were granted in the UK on January 20, 2009 at an exercise price of 2 pence. The closing price of Osmetech ordinary shares on that date was 2.7 pence. The majority of these grants were cancelled and replaced with new options in September 2009 at an exercise price of 2.33 pence, which was approximately the closing share price, being 2.28 pence per share, on that date. The cancel and re-grant was treated as a modification and did not have a significant impact on the amount of compensation expense recognized. The cancellation and grant of these options are included in the share option rollforward in note 4 to the financial statements.

•

Under the tab “Warrants Granted”, the 2 pence warrant was issued at the market price (rounded to within one-tenth of a pence), whereas the 3 pence warrant was issued at one pence above the market price. The factors contributing to this difference primarily relate to the fact that one of the goals of the warrant issuance was to induce the investor to continue his service as a board member into the future where the possibility of an increasing share price could create value for the warrant holder. The Black-Scholes valuation of these warrants reflected the underlying share price on the grant date in the 2009 financial statements.

•

Under the tab “Ordinary Shares Issued”, the June 25, 2009 share offering was completed below the AIM closing market price on that day. The offering, which represented 29.4% of the existing issued share capital of Osmetech, was arranged by Canaccord Adams Limited (“Canaccord”), who were acting exclusively for Osmetech. Canaccord placed 71,602,683 shares and the remaining 190,432,670 shares were placed directly by Osmetech with investors in the United States. Of the total shares issued, 86,837,297 shares or 33% were placed with existing shareholders, and 175,198,056 shares or 67% were placed with new investors.

The pricing of the offering represented the best price that Osmetech and Canaccord could negotiate with prospective non-affiliated investors. All shares, including those sold to existing investors, were placed at the same share price and accordingly, the Company believes that this price represented fair value as defined in the Master Glossary of the FASB Accounting Standards Codification.

It should be noted that no existing employees, directors, or service providers participated in the placement, although Mr. Gleeson, who was appointed to Osmetech’s board of directors in July 2009, purchased $1 million of shares in the placing at the same price as the other investors.

May 13, 2010

Page Four

The difference in value between the price received of 2 pence per share, and the closing AIM trading price of 2.75 pence per share on the previous day was attributable to the following:

•

The share placement was essentially an emergency funding in order to keep Osmetech operating. As of May 31, 2009, Osmetech’s cash balances stood at approximately £1,031,000 ($1,666,000), sufficient to support the business until early July 2009, in line with the guidance given in the 2008 Annual Report sent to shareholders in April of 2009. Without an immediate injection of further funding, Osmetech would not be in a position to continue operations, which considerably weakened its negotiating position with the investors.

•	The price of the Osmetech stock was volatile and declining at the time of the sale, increasing the risk to new investors.

•

The financing occurred during a time where many comparable offerings for companies in a similar financial condition were pricing below their trading price, and/or required the addition of warrants or some other form of inducement to investors. Osmetech elected to not issue warrants, or other inducement with the share placement.

Sales and Marketing, page 66

5.	Given your disclosure on page 67 and the requirements of Regulation S-K, Item 101(c)(vi), we reissue prior comment 30.

Response: Pursuant to the Staff’s comment, we have revised page 69 of the prospectus to disclose that the Company does not believe the loss of any of its customers would materially impact its revenues because its revenues during 2009 and 2008 were insignificant relative to sales and operating expenses and the Company intends to significantly expand its customer base in the near future.

Base Salary, page 83

6.	We reissue prior comment 33 in part. We note that your disclosure does not demonstrate how the compensation committee uses market survey data to determine executives’ base salaries. For example, does the committee make upward or downward adjustments after analyzing the data?

Response: Pursuant to the Staff’s comment, we have revised page 86 to disclose that the Company reviews the market survey data to ensure that the base salaries are consistent with the market data, and in the event of an inconsistency between the recommendations provided by the Chief Executive Officer and the market data, the compensation committee may make necessary upward or downward adjustments after analyzing the data. The compensation committee did not identify any inconsistencies in setting 2010 base salaries.

Principal Stockholders, page 95

7.	We note your response to prior comment 36 and may have further comment once the requested disclosure is provided.

Response: Pursuant to the Staff’s comment, we have identified on pages 98 and 99 of the prospectus the natural persons who have or share voting and/or dispositive power over shares held by the Company’s principal stockholders.

May 13, 2010

Page Five

Lock-Up Agreements, page 103

8.	We note your response to prior comment 38 and may have further comment once the requested disclosure is provided.

Response: Pursuant to the Staff’s comment, we have revised page 106 to identify which of our principal stockholders are subject to lock-up agreements.

In addition, in the event the Company requests acceleration of the effective date of the pending Registration Statement, it will furnish a letter, at the time of such request, acknowledging that:

•	should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it will not foreclose the Commission from taking any action with respect to the filing;

•

the action of the Commission or the Staff acting pursuant to delegated authority, in declaring the filing effective, will not relieve the Company from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•

the Company may not assert Staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

*  *  *

If you require any additional information on these issues, or if we can provide you with any other information that will facilitate your continued review of this filing, please advise us at your earliest convenience. You may reach me at 858.638.6722.

Very truly yours,

DLA Piper LLP (US)

/s/ Michael S. Kagnoff

Michael S. Kagnoff

Partner